SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2009
Education Management LLC

(Exact name of registrant as specified in its charter)

Delaware	333-137605	20-4506022

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania	15222

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (412) 562-0900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.
     On March 23, 2009, Education Management LLC (the “Company”) entered into a First Amendment to Amended and Restated Credit and Guaranty Agreement (the “First Amendment”), which amends the Company’s Amended and Restated Credit and Guaranty Agreement dated as of February 13, 2007 (as amended, the “Agreement”). Among other amendments, under the First Amendment, BNP Paribas, as Issuing Bank, is only required to issue letters of credit in an aggregate amount up to but not exceeding $175.0 million but has discretion to issue additional letters of credit at any time when Letter of Credit Usage (as defined in the Agreement) is equal to or greater than $175.0 million. The Company may also designate one or more additional Issuing Banks (as defined in the Agreement) to issue letters of credit under the Agreement, subject to the reasonable consent of BNP Paribas, as Administrative Agent under the Agreement. In addition, the First Amendment provides for the Company’s ability under certain circumstances to purchase Tranche C Term Loans (as defined in the Agreement) for cash from time to time on or prior to June 30, 2010 solely in accordance with certain modified Dutch auction procedures. The Company may not purchase more than $400.0 million of Tranche C Term Loans in the aggregate. Any purchased Tranche C Term Loans will be cancelled and no longer outstanding for all purposes under the Agreement.
     The foregoing is a summary of the material terms and conditions of the First Amendment and not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the full text of the Company’s Amended and Restated Credit and Guaranty Agreement, which is incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 14, 2007.
Item 9.01.      Financial Statements and Exhibits
     (a) None.
     (b) None.
     (c) Exhibits
Exhibit 10.1	First Amendment to Amended and Restated Credit and Guaranty Agreement dated March 23, 2009 by and among Education Management, LLC, Education Management Holdings LLC, Goldman Sachs Lending Partners LLC, J.P. Morgan Securities Inc. and BNP Paribas Securities Corp, as auction managers, BNP Paribas, as Administrative Agent and Issuing Bank, the guarantors listed on the signature papers thereto and the lenders listed on the signature papers thereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT LLC

By:	/s/ Todd S. Nelson

Todd S. Nelson Chief Executive Officer
Dated: March 26, 2009

Exhibit Index
Exhibit 10.1	First Amendment to Amended and Restated Credit and Guaranty Agreement dated March 23, 2009 by and among Education Management, LLC, Education Management Holdings LLC, Goldman Sachs Lending Partners LLC, J.P. Morgan Securities Inc. and BNP Paribas Securities Corp, as auction managers, BNP Paribas, as Administrative Agent and Issuing Bank, the guarantors listed on the signature papers thereto and the lenders listed on the signature papers thereto.